PHIL'S FRESH FOODS, LLC D/B/A EVOL FOODS

Financial Statements

and

Independent Auditors' Report

December 31, 2012

PHIL'S FRESH FOODS, LLC D/B/A EVOL FOODS

INDEPENDENT AUDITORS' REPORT

Board of Directors and Members of

Phil's Fresh Foods, LLC d/b/a EVOL Foods

Boulder, Colorado

We have audited the accompanying financial statements of Phil's Fresh Foods, LLC d/b/a EVOL Foods, which are comprised of the balance sheet as of December 31, 2012, and the related statements of operations, changes in members' equity (deficit), and cash flows for the year then ended, and the related notes to the financial statements.

MANAGEMENT'S RESPONSIBILITY FOR THE FINANCIAL STATEMENTS

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

AUDITORS' RESPONSIBILITY

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditors' judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditors consider internal control relevant to the entity's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

Board of Directors and Members of

Phil's Fresh Foods, LLC d/b/a EVOL Foods

Page Two

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

OPINION

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Phil's Fresh Foods, LLC d/b/a EVOL Foods as of December 31, 2012, and the results of its operations and its cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

EKS&H LLLP

March 12, 2013

Boulder, Colorado

PHIL'S FRESH FOODS, LLC D/B/A EVOL FOODS

Balance Sheet

December 31, 2012

Assets

Current assets
Cash and cash equivalents	$316,902
Accounts receivable	940,961
Inventory	1,549,720
Prepaid expenses and other	151,053
Total current assets	2,958,636

Non-current assets
Property and equipment, net	1,073,622
Total non-current assets	1,073,622

Total assets	$4,032,258

Liabilities and Members' Equity

Current liabilities
Accounts payable	$348,178
Accrued expenses	508,969
Current portion of long-term debt	295,886
Total current liabilities	1,153,033

Non-current liabilities
Long term debt, less current portion	487,474
Deferred rent liability	43,161
Total liabilities	1,683,668

Commitments and contingencies

Members' equity	2,348,590

Total liabilities and members' equity	$4,032,258

See notes to financial statements.

PHIL'S FRESH FOODS, LLC D/B/A EVOL FOODS

Statement of Operations

For the Year Ended December 31, 2012

Sales
Gross sales	$12,374,969
Customer incentives, discounts, and allowances	(1,508,181)
Slotting fees	(636,201)
Net sales	10,230,587

Cost of goods sold	7,232,298

Gross profit	2,998,289

Selling, general, and administrative	4,578,490

Loss from operations	(1,580,201)

Other expense
Interest expense	(118,874)
Other	(47,422)
Total other expense	(166,296)

Net loss	$(1,746,497)

See notes to financial statements.

PHIL'S FRESH FOODS, LLC D/B/A EVOL FOODS

Statement of Changes in Members' Equity (Deficit)

For the Year Ended December 31, 2012

									Total
	Preferred Series A Members		Preferred Series B Members		Common Members		Notes	Accumulated	Members'
	Units	Amount	Units	Amount	Units	Amount	Receivable	Deficit	Equity (Deficit)

Balance - December 31, 2011	4,422,822	$5,796,199	-	$-	1,474,275	$-	$(50,121)	$(5,767,457)	$(21,379)

Issuance of preferred Series B units, net of issuance costs of $117,025	-	-	1,339,765	4,132,975	-	-	-	-	4,132,975

Increase in related party notes receivable	-	-	-	-	-	-	(16,509)	-	(16,509)

Net loss	-	-	-	-	-	-	-	(1,746,497)	(1,746,497)

Balance - December 31, 2012	4,422,822	$5,796,199	1,339,765	$4,132,975	1,474,275	$-	$(66,630)	$(7,513,954)	$2,348,590

See notes to financial statements.

PHIL'S FRESH FOODS, LLC D/B/A EVOL FOODS

Statement of Cash Flows

For the Year Ended December 31, 2012

Cash flows from operating activities
Net loss	$(1,746,497)
Adjustments to reconcile net loss to net cash used in operating activities
Depreciation	344,878
Loss on disposal of assets	31,538
Changes in assets and liabilities
Accounts receivable	(411,731)
Inventory	755,919
Related party notes receivable	(16,509)
Prepaid expenses and other	(21,627)
Accounts payable and accrued liabilities	(557,365)
Deferred rent liability	43,161
Due to related party	(65,879)
Net cash used in operating activities	(1,644,112)

Cash flows from investing activities
Purchase of property and equipment	(276,416)
Proceeds from sale of assets	69,858
Net cash used in investing activities	(206,558)

Cash flows from financing activities
Proceeds from issuance of preferred B units	4,250,000
Stock issuance costs	(117,025)
(Payments) borrowings on related party revolving loan	(1,700,000)
Borrowings on notes payable	150,000
Payments on notes payable	(969,014)
Net cash provided by financing activities	1,613,961

Net decrease in cash and cash equivalents	(236,709)

Cash and cash equivalents - beginning of year	553,611

Cash and cash equivalents - end of year	$316,902

Supplemental disclosure of cash flow information:

Cash paid for interest for the year ended December 31, 2012 was $118,874.

Supplemental disclosure of non-cash activity:

During 2012, the Company entered into a note payable with a third party for a vehicle. The initial amount of the note was for $45,040. The vehicle has been included in property and equipment in the accompanying balance sheet. See further information regarding this note payable in Note 3.

See notes to financial statements.

PHIL'S FRESH FOODS, LLC D/B/A EVOL FOODS

Notes to Financial Statements

Note 1 - Description of Business and Summary of Significant Accounting Policies

Phil's Fresh Foods, LLC d/b/a EVOL Foods (the "Company") is a Delaware limited liability company. The Company was formed in 2009 with the goal to provide high quality frozen foods made from fresh, all-natural, and organic ingredients. Products offered include burritos, entrée bowls, flatbreads, and pizzas. The Company manufactures the entirety of its sellable product in their manufacturing facility located in Boulder, Colorado. The Company sells its products to retailers in all 50 states either directly or through national distributors.

Cash and Cash Equivalents

The Company considers all highly liquid instruments purchased with an original maturity of three months or less to be cash equivalents. The Company continually monitors its positions with, and the credit quality of, the financial institutions with which it invests. As of the balance sheet date, and periodically throughout the year, the Company has maintained balances in various operating accounts in excess of federally insured limits. There were no cash equivalents as of December 31, 2012.

Accounts Receivable

At the time the accounts are originated, the Company considers a reserve for doubtful accounts based on the creditworthiness of the customer. The allowance for doubtful accounts is continually reviewed and adjusted to maintain the allowance at a level considered adequate to cover future losses. The allowance is management's best estimate of uncollectible amounts and is determined based on historical performance that is tracked by the Company on an ongoing basis. The losses ultimately incurred could differ materially in the near term from the amounts estimated in determining the allowance. As of December 31, 2012, the Company determined that it was not necessary to have an allowance for doubtful accounts.

Concentrations of Credit Risk

The Company grants credit in the normal course of business to customers in the United States. The Company periodically performs credit analysis and monitors the financial condition of its customers to reduce credit risk. The Company performs ongoing credit evaluations of its customers, but generally does not require collateral to support accounts receivable.

As of and for the year ended December 31, 2012, two customers accounted for 50% of accounts receivable and 58% of total revenues.

Inventory

Inventory primarily consists of raw materials and finished goods and is stated at the lower of cost or market, determined using the weighted average cost method. The Company regularly monitors inventory quantities on hand and records write-downs for excess or obsolete inventories on an item by item basis.

PHIL'S FRESH FOODS, LLC D/B/A EVOL FOODS

Notes to Financial Statements

Note 1 - Description of Business and Summary of Significant Accounting Policies (continued)

Property and Equipment

Property and equipment are stated at cost. Depreciation is provided utilizing the straight-line method over the estimated useful lives for owned assets, ranging from one to ten years.

Long-Lived Assets

The Company reviews its long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of the asset may not be recovered. The Company looks primarily to the undiscounted future cash flows in its assessment of whether or not long-lived assets have been impaired. As of December 31, 2012, management determined no impairment existed on long-lived assets.

Income Taxes

As a limited liability company, the Company does not pay federal or state income taxes. Accordingly, taxable income or losses are included in the income tax returns of the Company's members, and no provision for federal or state income taxes has been recorded on the accompanying financial statements.

The Company follows guidance on accounting for uncertainty in income taxes. If taxing authorities were to disallow any tax positions taken by the Company, additional income taxes, if any, would be imposed on the members rather than the Company.

Interest and penalties associated with tax positions are recorded in the period assessed as general and administrative expenses. No interest or penalties have been assessed for the year ended December 31, 2012. The Company's income tax returns for tax years subject to examination by taxing authorities included 2008 and 2009 through the current year for state and federal tax purposes, respectively.

Revenue Recognition

The Company recognizes sales when merchandise has been shipped to the customer, no significant continuing obligations exist, and there is reasonable assurance regarding collectibility. Sales are recorded net of estimated incentive discounts, allowances, and slotting fees.

Deferred Rent Obligation

The Company has entered into an operating lease for its manufacturing facility, which contains provisions for future rent increases. The Company records monthly rent expense equal to the total of the payments due over the lease term, divided by the number of months of the lease term. The difference between rent expense recorded and the amount paid is credited or charged to deferred rent obligation in the accompanying balance sheet.

PHIL'S FRESH FOODS, LLC D/B/A EVOL FOODS

Notes to Financial Statements

Note 1 - Description of Business and Summary of Significant Accounting Policies (continued)

Advertising Costs

The Company expenses advertising costs as incurred. Advertising expense for the year ended December 31, 2012 was $249,205.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosures of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 2 - Balance Sheet Disclosures

Inventory is summarized as follows at December 31, 2012:

Raw materials	$782,799
Work in process	4,194
Finished goods	762,727

$1,549,720

Property and equipment consist of the following at December 31, 2012:

Equipment	$1,512,275
Leasehold improvements	410,156
Vehicles	238,795
Furniture and fixtures	33,165
Software	23,767
2,218,158
Less property and equipment - accumulated depreciation	(1,144,536)

$1,073,622

Depreciation expense for the year ended December 31, 2012 was $344,878.

PHIL'S FRESH FOODS, LLC D/B/A EVOL FOODS

Notes to Financial Statements

Note 2 - Balance Sheet Disclosures (continued)

Accrued expenses consist of the following at December 31, 2012:

Sales incentives	$174,776
Payroll	93,015
Bonuses	80,254
Other	50,531
Professional fees	47,250
Commissions	33,978
Property taxes	29,165

$508,969

Note 3 - Long-Term Debt

Long-term debt consists of the following at December 31, 2012:

Revolving note payable to a non-financial institution that matures in March 2013 with interest at 3.5% over the defined prime rate (8.25% at December 31, 2012). The note calls for monthly payments of interest and an unused loan fee that varies based on the amount outstanding on the loan as of December 31, 2012. The note is also subject to a variable borrowing base calculated monthly based on certain eligible accounts receivable and inventory which was $997,454 at December 31, 2012. Total borrowings cannot exceed $1,000,000 and is collateralized by substantially all assets of the Company. The note is subject to certain restrictive covenants and is subject to a prepayment penalty of 2% of the outstanding loan balance at the time of any prepayment on the note.	$150,000

$750,000 note payable to a non-financial institution with interest at 7.0% over the defined prime rate (11.75% at December 31, 2012). The note calls for monthly payments of principal and interest at $16,757, matures in September 2016, and is collateralized by substantially all assets of the Company. In February 2013, an additional $140,000 was borrowed by the Company, but the existing terms of the loan did not change as a result of the additional borrowings.	595,216

Note payable to a non-financial institution with interest at 3.9%. The note calls for monthly payments of principal and interest at $829, matures in March 2017, and is collateralized by the vehicle that the note payable relates to.	38,144
783,360
Less current portion	(295,886)

$487,474

PHIL'S FRESH FOODS, LLC D/B/A EVOL FOODS

Notes to Financial Statements

Note 3 - Long-Term Debt (continued)

Maturities of long-term obligations are as follows:

Year Ending December 31,

2013	$295,886
2014	163,510
2015	183,322
2016	138,811
2017	1,831

$783,360

Note 4 - Commitments and Contingencies

Operating Leases

The Company leases facilities under non-cancelable operating leases. Rent expense for the year ended December 31, 2012 was $291,984.

Future minimum lease payments under these leases are as follows:

Year Ending December 31,

2013	$255,386
2014	273,386
2015	224,410

$753,182

Note 5 - Members' Equity

Membership Interest

The ownership of the Company is represented by units. As of December 31, 2012, there are four classes of units: preferred A units and preferred B units (collectively, "Preferred Units"), common units, and incentive units (collectively, the "Units"). A maximum of 4,422,822 preferred A units may be issued by the Company, a maximum of 1,339,765 preferred B units may be issued by the Company, a maximum of 700,000 incentive units may be issued by the Company, and a maximum of 1,474,275 common units may be issued by the Company.

In 2012, 1,339,765 preferred B units were issued by the Company at $3.17 per share for $4,132,975 in cash proceeds, which is net of legal fees of $117,025.

PHIL'S FRESH FOODS, LLC D/B/A EVOL FOODS

Notes to Financial Statements

Note 5 - Members' Equity (continued)

Membership Interest (continued)

Conversion Rights

The holders of the Preferred Units are entitled to convert their shares into common stock at the option of the holder, at any time, into fully paid and non-assessable shares of common stock. The number of shares of common stock to which a holder of the Preferred Units can convert is obtained by multiplying the conversion rate that is in effect by the number of shares of Preferred Units being converted. The conversion rate is determined by dividing the original issue price by the applicable conversion price. Provisions exist for adjustment to the Preferred Units conversion price upon the sale of additional shares of common stock at a price dilutive to the Preferred unit holders.

Redemption Feature

Upon a bankruptcy event as defined in the operating agreement, or after December 31, 2016, upon a supermajority vote (75% or more), the preferred A or B unitholders may request redemption of the Preferred Units at the original issue price plus all unpaid preferred return. At the time the unitholders request redemption, the Board of Directors, excluding the Preferred A and B members, have 30 days to discuss whether the redemption notice should be satisfied through a liquidating event or through payment from the Company of all shareholders from funds legally available to the Company. In the event of payment by the Company, half of the units will be redeemed 30 days after the redemption date and half on the first anniversary of the redemption date.

Preferred Return

The preferred unitholders are entitled to receive a cumulative 8% annual return on all outstanding preferred units. The return is payable only when and if declared by the Board of Directors.

Liquidation

Upon liquidation of the Company, as defined by the operating agreement, the assets of the Company will be distributed in the following priority; (i) to the preferred unitholders for any unpaid preferred returns; (ii) to the preferred unitholders until their remaining capital accounts are paid in full; and (iii) to all Units outstanding.

Preemptive Rights

If the Company desires to sell additional Preferred Units (with certain exceptions), the existing preferred unitholders have the right to purchase additional Preferred Units in proportion to their ownership interests before additional Preferred Units are offered to third parties.

PHIL'S FRESH FOODS, LLC D/B/A EVOL FOODS

Notes to Financial Statements

Note 5 - Members' Equity (continued)

Incentive Unit Plan

In March 2009, the Company created a new class of units designated as non-voting incentive units. The incentive units are issuable to members of the Company in exchange for services performed or to be performed and will vest over a period defined in each individual's grant agreement. At December 31, 2012, 493,254 incentive units were outstanding and 248,750 were vested. It was determined by the Company that there was no value to the incentive units granted as the incentive units only have value upon a liquidating event occurring; therefore, no related compensation expense has been recorded as of December 31, 2012. Prior to April 2012, each incentive unit had a unit grant value of $1.36 per unit as defined in the grant agreement. In April 2012, the Board of Directors of the Company determined that any incentive units issued prior to November 17, 2011 should have a unit grant value of $0.21 per unit. The Board of Directors of the Company determined that the units issued on or after November 17, 2011 until December 31, 2012 would have a unit grant value of $1.04 per unit. As the incentive units have no value as mentioned previously, this change in unit grant value had no effect on the accompanying financial statements.

The following table presents the activity for incentive units outstanding:

Profit Units

Outstanding - December 31, 2011	409,500
Granted	109,655
Forfeited/canceled	(25,901)
Exercised	-

Outstanding - December 31, 2012	493,254

Note 6 - Related Party Transactions

As of December 31, 2012, the Company has three notes receivable totaling $66,630 from members, which are not due and payable until a liquidating event occurs. As such, the balance of the notes receivable is included in the statement of members' equity (deficit) at December 31, 2012.

Note 7 - Subsequent Events

The Company has evaluated all subsequent events through the auditors' report date, which is the date the financial statements were available for issuance.

PHIL'S FRESH FOODS, LLC D/B/A EVOL FOODS

Financial Statements

September 30, 2013

PHIL'S FRESH FOODS, LLC D/B/A EVOL FOODS

PHIL'S FRESH FOODS, LLC D/B/A EVOL FOODS

Balance Sheet

September 30, 2013

Assets

Current assets
Cash	$744,069
Accounts receivable	1,711,135
Inventory	2,718,101
Prepaid expenses and other	187,652
Total current assets	5,360,957

Non-current assets
Property and equipment, net	1,457,071
Total non-current assets	1,457,071

Total assets	$6,818,028

Liabilities and Members' Equity

Current liabilities
Accounts payable	$1,083,424
Accrued expenses	1,143,434
Current portion of long-term debt	214,531
Total current liabilities	2,441,389

Non-current liabilities
Long-term debt, less current portion	2,206,690
Related party note payable	300,000
Deferred rent liability	38,002
Total liabilities	4,986,081

Commitments and contingencies

Members' equity	1,831,947

Total liabilities and members' equity	$6,818,028

See notes to financial statements.

PHIL'S FRESH FOODS, LLC D/B/A EVOL FOODS

Statements of Operations

	For the Nine Months Ended
	September 30,
	2013	2012

Sales
Gross sales	$14,681,996	$9,470,396
Customer incentives, discounts, and allowances	(2,291,564)	(1,150,075)
Slotting fees	(414,561)	(437,962)
Net sales	11,975,871	7,882,359

Cost of goods sold	8,455,059	5,333,040

Gross profit	3,520,812	2,549,319

Selling, general, and administrative	3,686,629	3,455,601

Loss from operations	(165,817)	(906,282)

Other expense
Interest expense	(165,305)	(92,324)
Other	(173,518)	(86,857)
Total other expense	(338,823)	(179,181)

Net loss	$(504,640)	$(1,085,463)

See notes to financial statements.

PHIL'S FRESH FOODS, LLC D/B/A EVOL FOODS

Statement of Changes in Members' Equity (Deficit)

For the Nine Months Ended September 30, 2013 and 2012

									Total
	Preferred Series A Members		Preferred Series B Members		Common Members		Notes	Accumulated	Members'
	Units	Amount	Units	Amount	Units	Amount	Receivable	Deficit	Equity (Deficit)
Balance - December 31, 2011	4,422,822	$5,796,199	-	$-	1,474,275	$-	$(50,121)	$(5,767,457)	$(21,379)
Issuance of preferred B units, net of issuance costs of $117,025	-	-	1,339,765	4,132,975	-	-	-	-	4,132,975
Increase in related party notes receivable	-	-	-	-	-	-	(16,509)	-	(16,509)
Net loss	-	-	-	-	-	-	-	(1,085,463)	(1,085,463)
Balance - September 30, 2012	4,422,822	5,796,199	1,339,765	4,132,975	1,474,275	-	(66,630)	(6,852,920)	3,009,624
Net loss	-	-	-	-	-	-	-	(661,034)	(661,034)
Balance - December 31, 2012	4,422,822	5,796,199	1,339,765	4,132,975	1,474,275	-	(66,630)	(7,513,954)	2,348,590
Increase in related party notes receivable	-	-	-	-	-	-	(12,003)	-	(12,003)
Net loss	-	-	-	-	-	-	-	(504,640)	(504,640)
Balance - September 30, 2013	4,422,822	$5,796,199	1,339,765	$4,132,975	1,474,275	$-	$(78,633)	$(8,018,594)	$1,831,947

See notes to financial statements.

PHIL'S FRESH FOODS, LLC D/B/A EVOL FOODS

Statements of Cash Flows

	For the Nine Months Ended
	September 30,
	2013	2012

Cash flows from operating activities
Net loss	$(504,640)	$(1,085,463)
Adjustments to reconcile net loss to net cash used in operating activities
Depreciation	253,703	279,403
Changes in assets and liabilities
Accounts receivable	(770,174)	(574,901)
Inventory	(1,168,381)	387,654
Related party notes receivable	(12,003)	(16,509)
Prepaid expenses and other	(36,599)	24,783
Accounts payable and accrued expenses	1,369,711	(385,568)
Deferred rent liability	(5,159)	32,371
Due to related party	-	(65,879)
Net cash used in operating activities	(873,542)	(1,404,109)

Cash flows from investing activities
Purchase of property and equipment	(419,426)	(153,955)
Net cash used in investing activities	(419,426)	(153,955)

Cash flows from financing activities
Proceeds from issuance of preferred B units	-	4,250,000
Stock issuance costs	-	(117,025)
Proceeds from related party note payable	300,000	-
Payments on related party revolving loan	-	(1,700,000)
Borrowings on notes payable	1,590,000	150,000
Payments on notes payable	(169,865)	(1,085,482)
Net cash provided by financing activities	1,720,135	1,497,493

Net increase (decrease) in cash and cash equivalents	427,167	(60,571)

Cash and cash equivalents - beginning of period	316,902	553,611

Cash and cash equivalents - end of period	$744,069	$493,040

Supplemental disclosure of cash flow information:

Cash paid for interest for the years ended September 30, 2013 and 2012 was $118,874 and $137,945, respectively.

Supplemental disclosure of non-cash activity:

During 2013 and 2012, the Company entered into notes payable with various third parties for pieces of equipment and vehicles for $217,726 and $45,040, respectively. The equipment and vehicles are included in property and equipment in the accompanying balance sheet. See further information regarding these notes payable in Note 4.

See notes to financial statements.

PHIL'S FRESH FOODS, LLC D/B/A EVOL FOODS

Notes to Financial Statements

Note 1 - Description of Business and Summary of Significant Accounting Policies

Phil's Fresh Foods, LLC d/b/a EVOL Foods (the "Company") is a Delaware limited liability company. The Company was formed in 2009 with the goal to provide high quality frozen foods made from fresh, all natural, and organic ingredients. Products offered include burritos, entrée bowls, flatbreads, and pizzas. The Company manufactures the entirety of its sellable product in their manufacturing facility located in Boulder, Colorado. The Company sells its products to retailers in all 50 states either directly or through national distributors.

Cash and Cash Equivalents

The Company considers all highly liquid instruments purchased with an original maturity of three months or less to be cash equivalents. The Company continually monitors its positions with, and the credit quality of, the financial institutions with which it invests. As of the balance sheet date, and periodically throughout the year, the Company has maintained balances in various operating accounts in excess of federally insured limits. There were no cash equivalents as of September 30, 2013 or 2012.

Accounts Receivable

At the time the accounts are originated, the Company considers a reserve for doubtful accounts based on the creditworthiness of the customer. The allowance for doubtful accounts is continually reviewed and adjusted to maintain the allowance at a level considered adequate to cover future losses. The allowance is management's best estimate of uncollectible amounts and is determined based on historical performance, which is tracked by the Company on an ongoing basis. The losses ultimately incurred could differ materially in the near term from the amounts estimated in determining the allowance. As of September 30, 2013, the Company determined that it was not necessary to have an allowance for doubtful accounts.

Concentrations of Credit Risk

The Company grants credit in the normal course of business to customers in the United States. The Company periodically performs credit analysis and monitors the financial condition of its customers to reduce credit risk. The Company performs ongoing credit evaluations of its customers, but generally does not require collateral to support accounts receivable.

As of and for the nine months ended September 30, 2013, five customers accounted for 80% of accounts receivable and four customers accounted for 56% of total revenues. As of and for the nine months ended September 30, 2012, two customers accounted for 60% of total revenues.

Inventory

Inventory primarily consists of raw materials and finished goods and is stated at the lower of cost or market, determined using the weighted average cost method. The Company regularly monitors inventory quantities on hand and records write-downs for excess or obsolete inventories on an item-by-item basis.

PHIL'S FRESH FOODS, LLC D/B/A EVOL FOODS

Notes to Financial Statements

Note 1 - Description of Business and Summary of Significant Accounting Policies (continued)

Property and Equipment

Property and equipment are stated at cost. Depreciation is provided utilizing the straight-line method over the estimated useful lives for owned assets, ranging from one to ten years.

Long-Lived Assets

The Company reviews its long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of the asset may not be recovered. The Company looks primarily to the undiscounted future cash flows in its assessment of whether or not long-lived assets have been impaired. As of September 30, 2013 and 2012, management determined no impairment existed on long-lived assets.

Income Taxes

As a limited liability company, the Company does not pay federal or state income taxes. Accordingly, taxable income or losses are included in the income tax returns of the Company's members, and no provision for federal or state income taxes has been recorded on the accompanying financial statements.

The Company follows guidance on accounting for uncertainty in income taxes. If taxing authorities were to disallow any tax positions taken by the Company, additional income taxes, if any, would be imposed on the members rather than the Company.

Interest and penalties associated with tax positions are recorded in the period assessed as general and administrative expenses. No interest or penalties have been assessed for the nine months ended September 30, 2013 and 2012. The Company's income tax returns for tax years subject to examination by taxing authorities included 2008 and 2009 through the current year for state and federal tax purposes, respectively.

Revenue Recognition

The Company recognizes sales when merchandise has been shipped to the customer, no significant continuing obligations exist, and there is reasonable assurance regarding collectibility. Sales are recorded net of estimated incentive discounts, allowances, and slotting fees.

Deferred Rent Obligation

The Company has entered into an operating lease for its manufacturing facility, which contains provisions for future rent increases. The Company records monthly rent expense equal to the total of the payments due over the lease term, divided by the number of months of the lease term. The difference between rent expense recorded and the amount paid is credited or charged to deferred rent obligation in the accompanying balance sheet.

PHIL'S FRESH FOODS, LLC D/B/A EVOL FOODS

Notes to Financial Statements

Note 1 - Description of Business and Summary of Significant Accounting Policies (continued)

Advertising Costs

The Company expenses advertising costs as incurred. Advertising expense for the nine months ended September 30, 2013 and 2012 was $279,366 and $200,225, respectively.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosures of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 2 - Balance Sheet Disclosures

Inventory is summarized as follows:

2013

Raw materials	$1,130,246
Work in process	8,484
Finished goods	1,579,371

$2,718,101

Property and equipment consist of the following:

2013

Equipment	$2,030,612
Leasehold improvements	526,993
Vehicles	238,795
Furniture and fixtures	34,395
Software	24,514
2,855,309
Less accumulated depreciation	(1,398,238)

$1,457,071

Depreciation expense for the nine months ended September 30, 2013 and 2012 was $253,703 and $279,403, respectively.

PHIL'S FRESH FOODS, LLC D/B/A EVOL FOODS

Notes to Financial Statements

Note 2 - Balance Sheet Disclosures (continued)

Accrued expenses consist of the following:

2013

Promotions	$507,118
Other	336,217
Bonus	246,985
Payroll	53,114

$1,143,434

Note 3 - Related Party Note Payable

On April 16, 2013, the Company entered into a $300,000 note payable with a member, due in October 2014. Interest is variable ranging from 12% to 18% and is payable monthly. The note is not collateralized and contains certain non-financial related covenants. If the Company has not paid the balance of the loan in full after the first anniversary of the loan consummation date, and in the event that the Company consummates an equity financing after that one-year period, the unpaid principal including accrued and unpaid interest balance will, at the option of the loan holder, convert into equity at a 10% discount to the price per unit paid by the other investors in the equity financing. As of September 30, 2013, $300,000 was outstanding on the related party note payable.

PHIL'S FRESH FOODS, LLC D/B/A EVOL FOODS

Notes to Financial Statements

Note 4 - Long-Term Debt

Long-term debt consists of the following:

September 30,
2013

Revolving note payable to a non-financial institution that matures in January 2015 with interest at 3.5% over the defined prime rate (8.00% at September 30, 2013). The note calls for monthly payments of interest and an unused loan fee that varies based on the amount outstanding on the loan as of September 30, 2013. The note is also subject to a variable borrowing base calculated monthly based on certain eligible accounts receivable and inventory. Total borrowings cannot exceed $2,000,000, and the note is collateralized by substantially all assets of the Company. The note is subject to certain restrictive covenants and is subject to a prepayment penalty of 2% of the outstanding loan balance at the time of any prepayment on the note.	$1,600,000

Note payable to a non-financial institution with interest at 7.0% over the defined prime rate (11.5% at September 30, 2013). The note calls for monthly payments of principal and interest at $16,757, matures in September 2016, and is collateralized by substantially all assets of the Company. In February 2013, an additional $140,000 was borrowed by the Company, but the existing terms of the loan did not change as a result of the additional borrowings.	605,654

Note payable to a non-financial institution with interest at 3.9%. The note calls for monthly payments of principal and interest at $829, matures in March 2017, and is collateralized by the vehicle that the note payable relates to.	31,728

Note payable to a non-financial institution with interest at 12.24%. The note calls for monthly payments of principal and interest at $3,166, matures in April 2018, and is collateralized by the equipment that the note relates to.	131,781

Note payable to a non-financial institution with interest at 3.0%. The note calls for monthly payments of principal and interest at $2,434, matures in June 2015, and is collateralized by the equipment that the note relates to.	52,058
2,421,221
Less current portion	(214,531)

$2,206,690

Maturities of long-term obligations are as follows:

Period Ending September 30,

2014	$214,531
2015	1,857,808
2016	261,598
2017	56,591
2018	30,693

$2,421,221

PHIL'S FRESH FOODS, LLC D/B/A EVOL FOODS

Notes to Financial Statements

Note 5 - Commitments and Contingencies

Operating Leases

The Company leases facilities, equipment, and vehicles under non-cancelable operating leases. Rent expense for the periods ended September 30, 2013 and 2012 was $265,259 and $198,972, respectively.

Future minimum lease payments under these leases are as follows:

Period Ending September 30,

2014	$207,227
2015	181,120

$388,347

Note 6 - Members' Equity

Membership Interest

The ownership of the Company is represented by units. As of September 30, 2013, there are four classes of units: preferred A units and preferred B units (collectively, "Preferred Units"), common units, and incentive units (collectively, the "Units"). A maximum of 4,422,822 preferred A units may be issued by the Company, a maximum of 1,339,765 preferred B units may be issued by the Company, a maximum of 800,000 incentive units may be issued by the Company, and a maximum of 1,474,275 common units may be issued by the Company.

In 2012, 1,339,765 preferred B units were issued by the Company at $3.17 per share for $4,132,975 in cash proceeds, which is net of legal fees of $117,025.

Conversion Rights

The holders of the Preferred Units are entitled to convert their shares into common stock at the option of the holder, at any time, into fully paid and non-assessable shares of common stock. The number of shares of common stock to which a holder of the Preferred Units can convert is obtained by multiplying the conversion rate that is in effect by the number of shares of Preferred Units being converted. The conversion rate is determined by dividing the original issue price by the applicable conversion price. Provisions exist for adjustment to the Preferred Units conversion price upon the sale of additional shares of common stock at a price dilutive to the Preferred unit holders.

PHIL'S FRESH FOODS, LLC D/B/A EVOL FOODS

Notes to Financial Statements

Note 6 - Members' Equity (continued)

Membership Interest (continued)

Redemption Feature

Upon a bankruptcy event as defined in the operating agreement, or, after December 31, 2016, upon a supermajority vote (75% or more), the preferred A or B unitholders may request redemption of the Preferred Units at the original issue price plus all unpaid preferred returns. At the time the unitholders request redemption, the Board of Directors, excluding the Preferred A and B members, have 30 days to discuss whether the redemption notice should be satisfied through a liquidating event or through payment from the Company of all shareholders from funds legally available to the Company. In the event of payment by the Company, half of the units will be redeemed 30 days after the redemption date and half on the first anniversary of the redemption date.

Preferred Return

The preferred unitholders are entitled to receive a cumulative 8% annual return on all outstanding preferred units. The return is payable only when and if declared by the Board of Directors.

Liquidation

Upon liquidation of the Company, as defined by the operating agreement, the assets of the Company will be distributed in the following priority; (i) to the preferred unitholders for any unpaid preferred returns; (ii) to the preferred unitholders until their remaining capital accounts are paid in full; and (iii) to all holders of Units outstanding.

Preemptive Rights

If the Company desires to sell additional Preferred Units (with certain exceptions), the existing preferred unitholders have the right to purchase additional Preferred Units in proportion to their ownership interests before additional Preferred Units are offered to third parties.

PHIL'S FRESH FOODS, LLC D/B/A EVOL FOODS

Notes to Financial Statements

Note 6 - Members' Equity (continued)

Incentive Unit Plan

In March 2009, the Company created a new class of units designated as non-voting incentive units. The incentive units are issuable to members of the Company in exchange for services performed or to be performed and will vest over a period defined in each individual's grant agreement. At September 30, 2013, 720,829 incentive units were outstanding and 370,786 were vested. It was determined by the Company that there was no value to the incentive units granted, as the incentive units only have value upon a liquidating event occurring. As a liquidating event was not probable, no related compensation expense has been recorded as of September 30, 2013. Prior to April 2012, each incentive unit had a unit grant value of $1.36 per unit as defined in the grant agreement. In April 2012, the Board of Directors of the Company determined that any incentive units issued prior to November 17, 2011 should have a unit grant value of $0.21 per unit. The Board of Directors of the Company determined that the units issued on or after November 17, 2011 until December 31, 2012 would have a unit grant value of $1.04 per unit. The Board of Directors of the Company determined that the units issued on or after December 31, 2012 until September 30, 2013 would have a unit grant value of $1.96 per unit. As the incentive units have no value, as mentioned previously, this change in unit grant value had no effect on the accompanying financial statements.

The following table presents the activity for incentive units outstanding:

Profit Units

Outstanding - December 31, 2011	409,500
Granted	102,155
Forfeited/canceled	(11,439)
Exercised	-

Outstanding - September 30, 2012	500,216

Outstanding - December 31, 2012	493,254
Granted	232,575
Forfeited/canceled	(5,000)
Exercised	-

Outstanding - September 30, 2013	720,829

Note 7 - Related Party Transactions

As of September 30, 2013, the Company has three notes receivable totaling $78,633 from members, which are not due and payable until a liquidating event occurs. As such, the balance of the notes receivable is included in the statement of changes in members' equity (deficit) at September 30, 2013 and 2012.

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